EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the three-month period ended March 31, 2006, as filed with the United States Securities and Exchange Commission (the "Report"), I, Matt Colbert, Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matt Colbert
----------------
    Matt Colbert
    Acting Executive Officer
    and Interim Chief Financial Officer
    (Acting Principal Executive Officer
    and Interim Principal Financial
    and Accounting Officer)

May 15, 2006

[A signed original of this written statement required by Section 906 has been provided to Lifestream Technologies, Inc. and will be retained by Lifestream Technologies, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]